UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) – July 1, 2015

SIFCO Industries, Inc.
(Exact name of registrant as specified in its charter)

Ohio	1-5978	34-0553950
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

970 East 64th Street, Cleveland Ohio		44103
(Address of principal executive offices)		(ZIP Code)
Registrant’s telephone number, including area code: (216) 881-8600
N.A.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory note:

As previously reported in its Current Report on the Form 8-K filed on July 2, 2015, SIFCO Industries, Inc. ("SIFCO") announced that it completed the acquisition of all of the outstanding equity of C Blade S.p.A. Forging & Manufacturing (“C Blade”), located in Maniago, Italy, from Riello Investimenti Partners SGR S.p.A., Giorgio Visentini, Giorgio Frassini, Giancarlo Sclabi and Matteo Talmassons. The Current Report on Form 8-K/A is being filed to provide certain audited financial statements and certain unaudited pro forma information required by Item by 9.01 of Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a)     Financial Statements of Business Acquired
The audited financial statements of C Blade for its fiscal year ended December 31, 2014, including the Report of Independent Certified Public Accountants; Balance Sheet as of December 31, 2014, Statements of Operations for the year ended December 31, 2014, Statements of Shareholders' Equity for the year ended December 31, 2014, Statement of Cash Flows for the year ended December 31, 2014, and the Notes to the Financial Statements are filed as Exhibit 99.2 to this Current Report on Form 8-K/A.

(b)     Pro Forma Financial Statements
The Unaudited Pro Forma Consolidated Statement of Operations for SIFCO and C Blade for the year ended September 30, 2014 and the six months ended March 31, 2015, and unaudited Pro Forma Consolidated Balance Sheet for SIFCO Industries, Inc. and C Blade S.p.A. Forging & Manufacturing as of March 31, 2015 are furnished as Exhibit 99.3 to this Current Report on Form 8-K/A.

(d)     Exhibits:

2.1*	Share Purchase Agreement, dated March 16, 2015, by and among the Company, Riello Investimenti Partners SGR S.p.A., Giorgio Visentini, Giorgio Frassini, Giancarlo Sclabi and Matteo Talmassons.*

2.2*
Amendment to Share Purchase Agreement, dated June 30, 2015, by and among the Company, Riello Investimenti Partners SGR S.p.A., Giorgio Visentini, Giorgio Frassini, Giancarlo Sclabi and Matteo Talmassons.

4.1*	Credit and Security Agreement, dated June 26, 2015, by and among the Company, KeyBank National Association and the lenders from time to time party thereto.

99.1*	Press Release, dated July 1, 2015.

99.2	Audited Financial Statements of C Blade S.p.A Forging & Manufacturing as of and for the year ended December 31, 2014.

99.3
Unaudited Pro Forma Consolidated Statement of Operations for SIFCO Industries, Inc. and C Blade S.p.A Forging & Manufacturing for the year ended September 30, 2014 and six months ended March 31, 2015, and unaudited Pro Forma Consolidated Balance Sheet for SIFCO Industries, Inc. and C Blade S.p.A Forging & Manufacturing as of March 31, 2015.

* Previously filed

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIFCO Industries, Inc.
(Registrant)

Date: September 14, 2015
/s/ Salvatore Incanno
Salvatore Incanno
Vice President – Finance and Chief Financial Officer
(Principal Financial Officer)